Exhibit 99.1

FOR IMMEDIATE RELEASE

William M. Brown Named President and

Chief Executive Officer of Harris Corporation

United Technologies Corporation Head of Corporate Strategy and

Development Brings Commercial and Operational Expertise

and a Solid Track Record Growing International Businesses

MELBOURNE Florida, October 10, 2011 – Harris Corporation (NYSE:HRS), an international communications and information technology company, today announced that its Board of Directors has appointed William M. Brown president and chief executive officer effective November 1, 2011. The Board expects to appoint Brown, 48, to the Board of Directors at its December 2011 meeting.

Brown succeeds Howard L. Lance, who has served as CEO since January 2003. Mr. Lance announced in May 2011 his intention to retire when a successor was named. Mr. Lance, 55, will continue to serve as chairman, president and CEO through October 31, 2011, and will then serve as non-executive chairman of the Board until December 31, 2011.

On January 1, 2012, Thomas A. Dattilo, 60, former chairman, president and CEO of Cooper Tire and Rubber Company, and a member of the Harris Board of Directors since 2001, will become non-executive chairman of the Board. Dattilo is expected to serve in this role for up to two years. The Board expects to name Brown to the combined chairman and CEO role at a later date.

Brown joins Harris from United Technologies Corporation (NYSE:UTX), where he held several senior leadership roles since he joined the company in 1997. During the past six months, as Senior Vice President, Corporate Strategy and Development, he has been responsible for the company’s global strategic planning and M&A activity.

Prior to that role he served five years as president of UTC’s $6.5 billion Fire & Security division, where he led 45,000 employees, operating 41 factories and 350 branches across 35 countries. In this role, he successfully executed and integrated a number of acquisitions, grew sales from $4.2 billion to $6.5 billion and tripled operating profits. During his tenure he transformed the division to a global leader in the $100 billion fire safety and electronic security market, while executing restructuring and productivity initiatives resulting in significant cost savings and return on capital improvement.

Previously Brown held U.S. and international leadership positions in UTC’s Carrier Corporation subsidiary, where he demonstrated a command of the economics of different business units and skill at developing alternative strategies for U.S. and international markets.

HARRIS CORPORATION

Speaking on behalf of the Harris Board, Lewis Hay III, lead independent director of the Board, said, “Bill brings to Harris a unique combination of skills and experience that make him the ideal person to lead our company. At UTC, which like Harris, develops and manufactures high-technology products for commercial and government markets, he established a strong track record of driving growth in large, global businesses and building teams that thrive and grow even in difficult competitive environments.

“Over his career, Bill Brown has demonstrated an exceptional ability to expand into new markets and increase sales, while at the same time controlling costs and enhancing margins. With his strategic acumen, operating and commercial skills and large-scale P&L management experience, the Board unanimously believes that Bill will be an exceptional leader and the perfect person to grow this company,” he added.

“I am excited to join Harris at such an important time in the company’s history,” said Brown. “During the past decade Harris has transitioned into a diversified provider of ultra-reliable communications and information technologies to government agencies and commercial markets worldwide. With its strong financial position, robust pipeline of potential opportunities and well-defined areas for new market entry, the company is ideally positioned for further growth. I look forward to working with the company’s talented management team to build on the success it has achieved.”

Hay added, “Under Howard’s stewardship Harris has posted steady, strong top- and bottom-line growth, which has increased over the past seven years at a compound annualized rate of 14 and 22 percent respectively. The Board is committed to leveraging Harris’ strong financial position to drive superior shareholder returns, and to that end, recently announced a $1 billion share repurchase program and a quarterly dividend increase of 12 percent. We thank Howard for all his contributions and look forward to working with Bill to sustain growth, profitability and value creation.”

Lance commented, “Harris will be in excellent hands with Bill at its helm. Harris is a great company, with an extremely talented team and bright prospects. Bill’s expertise will be a tremendous asset to the company. I look forward to working with him and the rest of our team to ensure a seamless transition.” Lance will serve as a senior advisor to the company through December 31, 2012.

Additional Information on Bill Brown

Prior to leading UTC’s Fire & Security Division, Brown held a number of senior roles at UTC’s Carrier Corporation including President of the Company’s Asia Pacific Operations where he significantly grew sales, improved profits, and expanded margins over two years. He also successfully led the turnaround of the Carrier Transicold division. Before joining UTC in 1997, he worked for McKinsey & Company as a Senior Engagement Manager. He began his career at Air Products and Chemicals, Inc. where he worked as a Project Engineer.

Brown received bachelor of science and master of science degrees in mechanical engineering from Villanova University and a master of business administration degree from the University of Pennsylvania Wharton School.

HARRIS CORPORATION

A high resolution photo is available at: William H. Brown

About Harris Corporation

Harris is an international communications and information technology company serving government and commercial markets in more than 150 countries. Headquartered in Melbourne, Florida, the company has approximately $6 billion of annual revenue and more than 16,000 employees — including nearly 7,000 engineers and scientists. Harris is dedicated to developing best-in-class assured communications® products, systems, and services. Additional information about Harris Corporation is available at www.harris.com.

Forward Looking Statements:

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this release include but are not limited to statements regarding potential growth and outlook. The company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. The company’s consolidated results and the forward-looking statements could be affected by many factors, including but not limited to: the loss of our relationship with the U.S. government or a shift in U.S. government funding; potential changes in U.S. government or customer priorities and requirements (including potential deferral of awards, terminations, reductions of expenditures, changes to respond to the priorities of Congress and the Administration, budgeting constraints, debt ceiling implications, and cost-cutting initiatives); risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; financial and government and regulatory risks relating to international sales and operations; our ability to continue to develop new products that achieve market acceptance; the consequences of future geo-political events; strategic acquisitions and the risks and uncertainties related thereto, including our ability to manage and integrate acquired businesses; performance of our subcontractors and suppliers; potential claims that we are infringing the intellectual property rights of third parties; the successful resolution of patent infringement claims and the ultimate outcome of other contingencies, litigation and legal matters; risks inherent in developing new technologies; changes in our effective tax rate; the potential impact of natural disasters or other disruptions on our operations; the potential impact of a security breach, through cyber attack or otherwise, or other significant disruptions of our IT networks and systems or those we operate for customers; the potential impact of satellite bandwidth constraints on our managed satellite communications services; changes in future business conditions that could cause business investments and/or recorded goodwill to become impaired; and the general downturn in the global economy. Further information relating to factors that may impact the company’s results and forward-looking statements are disclosed in the company’s filings with the SEC. The forward-looking statements contained in this release are made as of the date of this release, and the company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Investor Relations inquiries: Pamela Padgett at 321-727-9383, or pamela.padgett@harris.com

Media inquiries: Jim Burke at 321-727-9131, or jim.burke@harris.com

For additional information, contact Harris Corporation at webmaster@harris.com.

HARRIS CORPORATION